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                                                                    Exhibit 10.7


                            FIRST AMENDMENT TO LEASE
                            ------------------------

     This First Amendment to Lease dated this 2nd day of December, 1996 between CambridgePark One Limited Partnership ("Landlord") and Gensym Corporation ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a lease dated as of January 1, 1995 for space located in the building known as 125 CambridgePark Drive, Cambridge, Massachusetts (the "Lease"); and

     WHEREAS, Landlord and Tenant wish to amend the lease as set forth herein for purposes of expanding the premises which Tenant presently occupies.

     NOW, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the lease as follows:

     1. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the lease.

     2. Landlord and Tenant acknowledge and agree that, in accordance with the provisions of Section 2.1 of the Lease, the original Premises (consisting of the First Takedown Space) was expanded effective on October 1, 1995 to include the Third TakeDown Space (the "Effective Date"). Notwithstanding the provisions of the Lease, the parties acknowledge that the Third Takedown Space consists of 3,642 rentable square feet as shown on page A-3 of Exhibit A attached hereto. The Lease is hereby amended to delete page A-3 of Exhibit A to the Lease headed "Third Takedown Space" and to substitute the attached page A-3 of Exhibit A therefor. Accordingly, as of the Effective Date, the Premises consisted of 47,022 rentable square feet.

     3. Section 1.1 of the lease is hereby amended by inserting the following on page 2 after the data following the subject "Fourth Takedown Space":

     FIFTH TAKEDOWN SPACE:  Approximately 4,879 r.s.f., located on the third floor of the Building, being the cross-hatched area shown on EXHIBIT A, which shall be automatically included in the




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                            Premises on the Substantial Completion Date for the
                            Fifth Takedown Space, in accordance with
                            Section 2.1 hereof.

     SIXTH TAKEDOWN SPACE:  Approximately 3,333 r.s.f., located on the third floor of the Building, being the cross-hatched area shown on EXHIBIT A, which shall be automatically included in the Premises on the Substantial Completion Date for the Sixth Takedown Space, in accordance with Section 2.1 hereof.

     ORIGINAL TAKEDOWN
     SPACES: The First Takedown Space, the Second Takedown Space, the Third Takedown Space and the Fourth Takedown Space.

     NEW TAKEDOWN SPACES:   The Fifth Takedown Space and the Sixth Takedown
                            Space.

     4. Section 1.1 of the Lease is hereby amended by deleting the data which corresponds to the subject "Annual Base Rent" and replacing it with the following data:

        Lease Year                    Annual Base Rent (p.r.s.f.)
        ----------                    ----------------

            1               $7.00 for the Original Takedown Spaces

            2 $7.25 for the Original Takedown Spaces and, effective on expansion of the Premises to include New Takedown Space as provided herein, $11.50 for the New Takedown Spaces

            3 $7.50 for the Original Takedown Spaces and $11.50 for the New Takedown Spaces

            4 $7.75 for the Original Takedown Spaces and $11.50 for the New Takedown Spaces


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            5               $8.00 for the Original Takedown Spaces and $11.50
                            for the New Takedown Spaces

            6 $8.25 for the Original Takedown Spaces and $11.50 for the New Takedown Spaces

     5. Section 1.1 of the Lease is hereby amended by deleting the data which corresponds to the subject "Annual Rent" and replacing it with the following data:


        Lease Year                      Annual Rent
        ----------                      -----------

            1 $7.00 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $17.35 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces as the same may be increased during the Lease Year in accordance with
                            Section 2.1 and Section 3.2 = Annual Rent.

            2 The sum of: (a) with respect to the Original Expansion Spaces, $7.25 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $17.60 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces, as the same may be increased during the Lease Year in accordance with Section 2.1 and Section 3.2 = Annual Rent for the Original Expansion Spaces, and (b) with respect to the New Expansion Spaces, $11.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $21.85 (p.r.s.f.) x Rentable Floor Area of the New Expansion Spaces as the same



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                            may be increased during the Lease Year in accordance
                            with Section 2.1 and Section 3.2 = Annual Rent for the New Expansion Spaces.

            3 The sum of: (a) with respect to the Original Expansion Spaces, $7.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $17.85 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces, as the same may be increased during the Lease Year in accordance with Section 2.1 and Section 3.2 = Annual Rent for the Original Expansion Spaces, and (b) with respect to the New Expansion Spaces, $11.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $21.85 (p.r.s.f.) x Rentable Floor Area of the New Expansion Spaces as the same may be increased during the Lease Year in accordance with Section 2.1 and
                            Section 3.2 = Annual Rent for the New Expansion Spaces.

            4 The sum of: (a) with respect to the Original Expansion Spaces, $7.75 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $18.10 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces, as the same may be increased during the Lease Year in accordance with Section 2.1 and Section 3.2 = Annual Rent for the Original Expansion Spaces, and (b) with respect to the New Expansion Spaces, $11.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $21.85

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                            (p.r.s.f.) x Rentable Floor Area of the New
                            Expansion Spaces as the same may be increased during the Lease Year in accordance with Section 2.1 and
                            Section 3.2 = Annual Rent for the New Expansion Spaces.

            5 The sum of: (a) with respect to the Original Expansion Spaces, $8.00 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $18.35 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces, as the same may be increased during the Lease Year in accordance with Section 2.1 and Section 3.2 = Annual Rent for the Original Expansion Spaces, and (b) with respect to the New Expansion Spaces, $11.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $21.85 (p.r.s.f.) x Rentable Floor Area of the New Expansion Spaces as the same may be increased during the Lease Year in accordance with Section 2.1 and
                            Section 3.2 = Annual Rent for the New Expansion Spaces.

            6 The sum of: (a) with respect to the Original Expansion Spaces, $8.25 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating costs (p.r.s.f.) + $.85 Annual Estimated Electrical Costs to Tenant's Space (p.r.s.f.) = $18.60 (p.r.s.f.) x Rentable Floor Area of the Original Expansion Spaces, as the same may be increased during the Lease Year in accordance with Section 2.1 and Section 3.2 = Annual Rent for the Original Expansion Spaces, and (b) with respect to the New Expansion Spaces, $11.50 Annual Base Rent (p.r.s.f.) + $9.50 Annual Estimated Operating Costs (p.r.s.f.) + $.85


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                            Annual Estimated Electrical Costs to Tenant's Space
                            (p.r.s.f.) = $21.85 (p.r.s.f.) x Rentable Floor Area of the New Expansion Spaces as the same may be increased during the Lease Year in accordance with
                            Section 2.1 and Section 3.2 = Annual Rent for the New Expansion Spaces

     6. Section 1.1 of the Lease is hereby amended by inserting the word "Original" before "Takedown Space" in the data following the subject "Tenant's Design Completion Date"

     7. Section 1.1 of the Existing Lease is hereby amended by inserting the following after the data following the subject "Scheduled Substantial Completion Dates":

Fifth Takedown Space:       October 15, 1996
Sixth Takedown Space:       45 days after the Sixth Takedown Space Possession
                            Date (as defined in Section 3.1(a) hereof)

     8. Section 3.1 of the Lease is hereby amended by inserting the word "Original" before the phrase "Takedown Space" in the second and seventh lines of subsection (a) and wherever such phrase appears in subsection (b), except where reference is made to the First Takedown Space, Second Takedown Space, Third Takedown Space or the Fourth Takedown Space, and by inserting the following at the end of Section 3.1:

          "Notwithstanding any other provision of the Lease to the contrary, the Fifth Takedown Space and the Sixth Takedown Space shall be provided by Landlord to Tenant, and accepted by Tenant from Landlord, "as is", "where is", with all faults and without any representation, warranty, or guaranty of any kind by Landlord to Tenant, except that Landlord shall, at Landlord's expense, remove and construct any demising walls which are required in connection with the Fifth Takedown Space and the Sixth Takedown Space, which construction shall be consistent with Building standards. Subject to all provisions hereof other than the payment of Annual Rent, Tenant shall be given access to the Fifth Takedown Space to commence improvements to the Fifth Takedown Space on October 1, 1996. Subject to all provisions hereof other than the payment of Annual Rent, Tenant shall be given access to the Sixth Takedown Space to commence improvements to the Sixth Takedown Space no later than five (5) business days after the Tenant currently located in such space is relocated by Landlord or otherwise quits the Sixth Takedown Space (such

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     date on which Tenant is given access being referred to herein as the "Sixth
     Takedown Space Possession Date"). Within thirty (30) days after notice from Tenant to Landlord that Tenant's construction of improvements in the Fifth Takedown Space or the Sixth Takedown Space, as applicable, has been completed, together with an itemization of and paid invoices for the out-of-pocket costs incurred by Tenant in constructing such improvements, Landlord shall pay to Tenant an allowance equal to the lesser of such costs or $7.50 (plus architectural and engineering fees) per Rentable Square Foot of such space. All construction to be undertaken by Tenant shall be subject to the applicable provisions of the Lease, including, without limitation, applicable provisions of Sections 3.1, 3.2 and 6.1.15."


     9. Section 3.2 of the Lease is hereby amended by inserting the word "Original" before the phrase "Takedown Space" wherever such phrase appears in
Section 3.2, and by inserting the following at the end of Section 3.2:

          "Tenant agrees to use reasonable efforts to have each New Takedown Space ready for occupancy on or before the applicable Scheduled Substantial Completion Date for each such New Takedown Space, which shall, however, be extended in the case of each New Takedown Space for a period equal to that of any delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes beyond Tenant's reasonable control. As used herein, the term "Substantial Completion Date" for each New Takedown Space shall mean and refer to the date on which the improvements to such New Takedown Space have been substantially completed as reasonably determined by Landlord's representative, with the exception of minor items which can be fully completed without material interference with Tenant, provided that none of said items are necessary to make the applicable New Takedown Space tenantable for the permitted Uses; provided, however, that if completion is delayed due to Tenant's failure to proceed with construction diligently and in good faith or otherwise due to delays caused by Tenant, then the applicable New Takedown Space shall be deemed ready for occupancy no later than the Scheduled Substantial Completion Date applicable to such New Takedown Space, upon which date the Annual Rent, the Rentable Floor Area of Tenant's Space and all other charges due hereunder shall be adjusted in accordance with Sections 2.1, 2.3, and 3.2 as though the Substantial Completion Date for such New Takedown Space had actually occurred on such Scheduled Substantial Completion Date."

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     10. Pages A-5 and A-6 attached hereto are hereby attached to the Lease as pages A-5 and A-6 of EXHIBIT A to the Lease.

     11. Exhibit G to the Lease is hereby amended by revising the chart for the "Number of Cars to be Issued for:" with respect to the Third Takedown Space by substituting the number "3" for the number "5" in the column headed "Blue Lot" and the number "8" for the number "10" in the column headed "Red Lot" and by adding the following information in such chart in the corresponding columns:

         Upon Occupancy of %         Blue Lot       Red Lot
         -------------------         --------       -------

         Fifth Takedown Space          5              10
         Sixth Takedown Space          3               7

     12. Tenant and Landlord represent and warrant to each other that they have dealt with no brokers in connection with this First Amendment to Lease other than Spaulding and Slye Collier's Limited Partnership and agree to defend, with counsel approved by the other, indemnify and save the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than Spaulding and Slye Collier's Limited Partnership in connection with this First Amendment to Lease.

     13. Except as set forth herein, the Lease shall remain unmodified and in full force and effect.

     EXECUTED as a sealed instrument as of the day and year first written above.


                                        LANDLORD

                                        CAMBRIDGEPARK ONE LIMITED
                                        PARTNERSHIP, by its Agent,
                                        Spaulding and Slye Services Limited
                                        Partnership

                                             By: /s/ Robert Lemons
                                                --------------------------------
                                                Name: Robert Lemons
                                                Title: Senior Vice President

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                                        TENANT

                                        GENSYM CORPORATION

                                        By: /s/ Stephen Gregorio
                                           -------------------------------------
                                           Name: Stephen Gregorio
                                           Title: Vice President of Finance
                                                   and Administration and C.F.O.

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